Exhibit 10.1
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
     This Second Amendment to Second Amended and Restated Loan Agreement (this “Amendment”), dated as of July 26, 2006, is between BERJAYA GROUP (CAYMAN) LIMITED, a Cayman Islands corporation (the "Lender”), and ROADHOUSE GRILL, INC., a Florida corporation (the “Borrower”), and amends the Second Amended and Restated Loan Agreement, dated as of March 15, 2006, between the Lender and the Borrower, as amended by the First Amendment to Second Amended and Restated Loan Agreement, dated as of May 8, 2006, between Borrower and Lender (the “Second Amended and Restated Agreement”, and as heretofore or hereinafter modified, supplemented, restated or otherwise amended, hereinafter referred to as the “Agreement”). This Amendment amends and modifies, but does not satisfy, discharge or repay, or constitute a novation of, the Second Amended and Restated Agreement or any Loans heretofore made under the Second Amended and Restated Agreement or any Collateral which secures such Loans.
WITNESSETH:
     WHEREAS, the Borrower desires to further amend the Agreement to, among other things, provide for an increase in the amount of Loans thereunder which may be made in the sole and absolute discretion of Lender; and
     WHEREAS, the Lender is willing to so amend the Agreement in accordance with the terms and conditions hereof.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Incorporation of Defined Terms. Each capitalized term used in this Amendment but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.
     2.  Amendments.
     (A) Section 1.1 of the Agreement shall be deleted in its entirety and replaced with:
     1.1 Line of Credit Amount.
     (a) Prior to the date hereof, the Lender provided a line of credit and made Loans to the Borrower in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00) (the “Committed Line”).

     (b) During the availability period described below and subject to the terms and conditions set forth in this Agreement and the other Loan Documents, the Lender shall provide a discretionary line of credit to the Borrower in an amount of up to Two Million Six Hundred Thousand and 00/100 Dollars ($2,600,000.00) (the “Discretionary Line” and together with the Committed Line, the “Lines of Credit”), resulting in total lines of credit, subject to the discretionary limits set forth herein, of up to Seven Million Six Hundred Thousand and 00/100 Dollars ($7,600,000.00)(the, “Maximum Amount”). Notwithstanding anything to the contrary herein, Lender’s obligation to make any Loan or otherwise advance funds under the Discretionary Line shall be in the sole and absolute discretion of the Lender, and Borrower acknowledges that Lender is not obligated to advance any portion of the Discretionary Line.
     (c) The Lines of Credit are non-revolving lines of credit. Any amount borrowed, even if repaid before the Maturity Date, may not be re-borrowed hereunder. Each amount borrowed hereunder (inclusive of amounts previously borrowed under the Committed Line) shall be referred to herein as a “Loan” and all amounts so borrowed shall be referred to collectively as “Loans”.
     (d) The Borrower agrees not to permit the principal balance of all Loans outstanding at any time to exceed the Maximum Amount.
     (B) Section 1.2 of the Agreement shall be deleted in its entirety and replaced with:
     1.2 Availability Period
Borrower acknowledges that $1,000,000 of the Discretionary Line has been advanced to Borrower, with the balance to be available as and when requested by the Borrower (subject to the limitations set forth in Section 1.1(b) of this Agreement) until, but not after, December 31, 2006 (the “Maturity Date”).
     (C) Each reference in Section 1.3 of the Agreement to “Non- Committed Line” shall be deleted and replaced with “Discretionary Line”.
     (D) The reference in Section 1.5 of the Agreement to “Commitment” shall be deleted and replaced with “Maximum Amount”.
     3. Loan Documents. All references to “Loan Documents” in the Agreement and other Loan Documents shall be deemed to include this Amendment, the Fourth Amended and Restated Line of Credit Promissory Note executed in connection herewith and all other transaction documents executed in connection herewith.

     4. Ratification. Except as modified hereby, the terms and conditions of the Agreement and the other Loan Documents to which the Borrower is a party, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Borrower further acknowledges and agrees that the “Indebtedness” as that term is defined in the Second Amended and Restated Security Agreement, dated as of March 15, 2006, between Borrower and Lender, includes all Loans, including, without limitation, all amounts advanced to Borrower under the Discretionary Line, and that all liens and security interests in the Collateral shall also secure all Loans advanced under the Discretionary Line.
     5. Representations and Warranties. The Borrower represents and warrants to, and agrees with, the Lender that (i) it has no defenses, set-offs or counterclaims of any kind or nature whatsoever against the Lender with respect to any obligations created under the Agreement and any of the other agreements among the parties hereto, or any action previously taken or not taken by the Lender with respect thereto or with respect to any lien or Collateral in connection therewith to secure such obligations, and (ii) this Amendment has been duly authorized by all necessary action on the part of the Borrower, has been duly executed by Borrower, and constitutes the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms hereof.
     6. Agreement Representations and Warranties. The Borrower hereby certifies that the representations and warranties contained in the Agreement continue to be true and correct and that no unmatured Event of Default or Event of Default has occurred that has not been cured or waived.
     7. Conditions to Effectiveness of Amendment. This Amendment shall become effective when the Lender shall have received, unless waived in writing by Lender:
(A)	counterparts of this Amendment duly executed by the Borrower,

(B)	an executed copy of the Fourth Amended and Restated Line of Credit Promissory Note, executed by Borrower in favor of Lender in the original principal amount of $7,600,000,

(C)	evidence that the execution, delivery and performance by the Borrower of this Amendment and each other Loan Document to which the Borrower is a party, have been duly authorized by the Board of Directors of the Borrower, a certificate of status from the State of Florida for Borrower, and such other entity documents as the Lender may request,

(D)	payment of all costs and expenses incurred by the Lender in connection herewith, including all fees and costs of counsel to Lender,

(E)	an opinion of counsel to the Borrower in form and substance acceptable to Lender, and

(F)	such other documents as the Lender may request.
     8. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall constitute one original. Any telecopied signature hereto shall be deemed a manually executed and delivered original.
     9. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida.
     10. Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are used for convenience of reference only.
     11. WAIVER OF TRIAL BY JURY. EACH OF THE BORROWER AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
[Signatures Appear On Following Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BERJAYA GROUP (CAYMAN) LIMITED
By:	/s/ Francis Lee
	Print Name:	Francis Lee
	Title:	Authorized Signatory

ROADHOUSE GRILL, INC.
By:	/s/ Ayman Sabi
	Print Name:	Ayman Sabi
	Title:	Pres/CEO

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